Exhibit 10.50

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE REGISTRANT TRATS AS PRIVATE OR CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT WITH THREE ASTERISKS [***].

BDCID: 10044633203

TERM SHEET

October 22, 2025

Fareeha Khan

Dirtt Environmental Solutions Ltd. 7303 - 3oth Street SE

Calgary, AB T2C 1N6

Dear Ms Khan:

BOC has reviewed the preliminary material provided in support of your request for financing and has issued this term sheet.

This is a confidential document for discussion purposes only and is not a loan offer. It has been produced and presented without committing BOC to make an offer based on these or· any other terms, notwithstanding any representations or agreements made prior or subsequent to the issuance of this term sheet.

LOAN PURPOSE		FUNDING
Refinance convertible notes	16,600,000	BOC 340411-01 working capital	15,000,000 1,600,000
	$16,600,000		$ 16,600,000

Repayment Terms Principal is repayable as follows:

Loan 01

Payments - Regular			Start Date	End Date
Number	Frequency	Amount($)
1	Once	208,570.00	31/10/2026	31/10/2026
71	Monthly	208,330.00	30/11/2026	30/09/2032

Options are available for seasonal or blended payments.

An initial 12 months postponement of principal payments only may apply,

www.bdc.ca

SOCIO: 10044633203

TERM SHEET

October 22, 2025

Fareeha Khan

Dirtt Environmental Solutions Ltd. 7303 - 30th Street SE

Calgary, AB T2C 1N6

Dear Ms Khan:

BDC has reviewed the preliminary material provided in support of your request for financing and has issued this term sheet.

This is a confidential document for discussion purposes only and is not a loan offer. It has been produced and presented without committing BDC to make an offer based on these or any other terms, notwithstanding any representations or agreements made prior or subsequent to the issuance of this term sheet.

LOAN PURPOSE		FUNDING
Refinance convertible notes	16,600,000	BDC 340411-01 working capital	15,000,000 1,600,000
	$16,600,000		$ 16,600,000

Repayment Terms Principal is repayable as follows:

Loan 01

Payments - Regular			Start Date	End Date
Number	Frequency	Amount($)
1	Once	208,570.00	31/10/2026	31/10/2026
71	Monthly	208,330.00	30/11/2026	30/09/2032

Options are available for seasonal or blended payments.

An initial 12 months postponement of principal payments only may apply, to be confirmed at the time of authorization.

Interest Terms Interest is payable monthly, and is comprised of the BDC's Base Rate plus/minus an Interest Rate Variance.

Base Rate·

Floating Base Rate (%)	Fixed Base Rate (%)
	1 yr	2 yrs	3 yrs	4 yrs	5 yrs
6.80	6.75	6.80	6.90	7.00	7.10

'Base rates are subject to change without notice.

Interest Rate Variance:

•
Loan01: -0.75%

'Variance will be confirmed at time of authorization.

Security

Loan 01:

•
General Security Agreement from Dirtt Environmental Solutions Ltd. providing:

1. A first security interest on specific equipment (details to be provided by Borrower); and

2. A security interest in all other present and after-acquired personal property, except consumer goods, subject only to:

-All existing and future registered charges, except charges in favour of a shareholder, director, officer or family member of any of those persons, or any entity in which any of those persons have an interest. GSA to be registered in Alberta and Georgia USA.

•
Landlord's waiver of distraint.
•
First readvanceable mortgage in the principal amount of US$4,000,000 on land (approx. 7,000 sq. ft.) (legally described as _____) and buildings located at 325 North Wells Street Chicago Illinois. Property to be owned by Dirtt Environmental Solutions Ltd. An ALTA lender's policy of title insurance and an ALTA/NSPS Land

Title Survey meeting the 2016

Minimum Standard Detail Requirements (or such other survey requirements satisfactory to BOC in its sole discretion) are required.

Disbursement Requirements

Loan 01:

•
For each loan being refinanced as described in the Loan Purpose, written confirmation of the payout balance must be obtained directly from the refinanced lender or from the external solicitor/notary.

BOC to disburse $10,000,000 to the external solicitor upon receipt and satisfactory confirmation of all the conditions precedent. The remaining $5,000,000 to be disbursed to the Borrower upon satisfactory receipt of the Audited 2025 financial statements

Conditions Precedent

Conditions to be met prior to any disbursement on the loans:

Loan 01:

•
Provide a current market value appraisal report prepared by an independent equipment appraiser commissioned by or acceptable to BDC confirming the fair market value of the equipment pledged as security is not less than USD$20,000,000. The Borrower is responsible for the appraisal report fees.
•
Provide a current market value appraisal report prepared by an independent MCI appraiser or US equivalent commissioned by or acceptable to BDC confirming the market value of the realty located at 325 North Wells Street, Chicago, Illinois pledged as security is not less than US$4,000,000. The Borrower is responsible for the appraisal report fees.
•
Provide in-house financial statement as of December 31, 2025 which shows no Material Adverse Change in the financial position of Dirtt Environmental Solutions Lid. since the Borrower prepared forecasted financial statements for the same time period. These financial statements must report:
a)
Minimum revenue of $160,000,000
b)
Minimum Adjusted EBITDA of $7,000,000
c)
Maximum Term Debt to Capitalization Ratio of 57%
•
To be confirmed: Satisfactory Environmental Phase I report may apply for property located in Chicago. Appropriate transmittal letters required.

•
Prior to the draw of the remaining $5,000,000, provide an audited financial statement as of December 31, 2025 which shows no Material Adverse Change in the financial position of Dirtt Environmental Solutions Ltd. since the Borrower prepared financial statements of the same date. These financial statements must report the same threshholds as established for the in-house financials.

Underlying Conditions

Conditions to be respected throughout the term of the Loans:

Loan 01:

•
Based on the annual audited financial statement(s) for Dirtt Environmental Solutions Ltd. and starting as of December 31, 2026:
(i)
Maintain at all times a Total Debt/Adjusted EBITDA Ratio of not more than: 3.50:1.00;
(ii)
Maintain at all times a Fixed Charge Coverage Ratio (FCCR) equal to or greater than 1.10:1.00.
•
US legal fees based on an estimate to be provided by US counsel prior to disbursement of the loan will be withheld from disbursement proceeds

Other Conditions	BDC's other standard requirements will apply including a Pre-Payment • Indemnity if the loan(s) is(are) repaid prior to the end of the amortization period.
Loan Management Fee	The following annual fees will apply throughout the term of the loan(s): • Loan 01: $1,000
Loan Processing Fee	• Loan 01: $75,000
Documentation Required

The following documents will be required to proceed with due diligence:

•
BDC Application for Financing
•
Photocopy of Government issued ID for any individuals with signing authority for the business
•
Review of Q3/Q4 revenue details
•
Sales pipeline details
•
Other items as determined during due diligence

Expiry Date	This term sheet is valid until November 1, 2025.

Thank you for giving us the opportunity to discuss our ability to meet your financing requirements. We look forward to working with you.

Yours truly,

/s/ Ken Kerr

Ken Kerr

Director, Corporate Financing Phone: ***

Fax: ***

***

BDC

The Edison, Suite 1310 150 - 9th Avenue SW Calgary, AB

T2P3H9

Attention: Ken Kerr

Re: Term Sheet dated October 22, 2025

The undersigned accept the terms of the above-referenced Term Sheet issued by BOC.

Loan Processing Fee in the amount of $75000, shall be paid by cheque attached hereto or by bank wire transfer or online payment (ePayment) according to the instructions provided in the appendix.

Preferred monthly payment date is 25th

See appendix [***] : Information required for funds transfer to BDC account per:

Dirtt Environmental Solutions Ltd.

/s/ Fareeha Khan

Name: Fareeha Khan